Exhibit 99.1

EVENT NOTICE

On October 21, 2021, in connection with the previously announced consent solicitation from holders of (a)(i) Niagara Area Development Corporation (New York) Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Project), Series 2018A (CUSIP No. 653542 AC4), and (ii) Niagara Area Development Corporation (New York) Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Project), Series 2018B (CUSIP No. 653542 AD2) (collectively, the “NY Bonds”), (b)(i) National Finance Authority Resource Recovery Refunding Revenue Bonds (Covanta Project), Series 2020A (CUSIP No. 63607Y AH3), and (ii) National Finance Authority Resource Recovery Refunding Revenue Bonds (Covanta Project), Series 2020B (CUSIP No. 63607Y AJ9) (collectively, the “NH 2020 Bonds”), (c)(i) National Finance Authority Resource Recovery Refunding Revenue Bonds (Covanta Project), Series 2018A (CUSIP No. 63607Y AA8), (ii) National Finance Authority Resource Recovery Refunding Revenue Bonds (Covanta Project), Series 2018B (CUSIP No. 63607Y AB6), and (iii) National Finance Authority Resource Recovery Refunding Revenue Bonds (Covanta Project), Series 2018C (CUSIP No. 63607Y AC4) (collectively, the “NH 2018 Bonds”), (d) Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Series 2019A (Covanta Project) (Green Bonds) (CUSIP No. 708692 BQ0) (the “PA Bonds”) and (e) The Virginia Small Business Financing Authority Solid Waste Disposal Revenue Bonds (Covanta Project), Series 2018A-1 (CUSIP No. 928106 AQ6) (the “VA Bonds” and, together with the NY Bonds, the NH 2020 Bonds, the NH 2018 Bonds, and the PA Bonds, the “Bonds”), (x) Covanta Holding Corporation (the “Company”) entered into a First Amendment to Loan Agreement with each applicable Bond Issuer for the NH 2020 Bonds, the NH 2018 Bonds, the PA Bonds and the VA Bonds (each, an “Amendment” and collectively, the “Amendments”) and (y) Niagara Area Development Corporation and the trustee for the NY Bonds entered into a First Supplement to Indenture of Trust (the “Supplemental Indenture”).

The Supplemental Indenture and Amendments eliminate the requirement to make a “Change of Control Offer” with respect to the Bonds in connection with the previously announced planned merger of Covert Mergeco, Inc., a Delaware corporation (“Merger Sub”), into the Company (the “Merger”), and the implementation of certain other customary changes for a privately-held company to the definition of “Change of Control.”

Each Amendment and/or the Supplemental Indenture will become valid, binding and enforceable when the consent fee for the consenting Bondholders is paid.

Forward-Looking Statements

Certain statements in this notice may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that the Company’s or Merger Sub’s management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consent solicitations and the Merger, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the Merger which depends on the satisfaction of the closing conditions to the Merger, and there can be no assurance as to whether or when the business combination will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended June 30, 2021. Merger Sub and the Company expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between the Company and affiliates of EQT Infrastructure. In connection with the proposed merger, the Company has filed a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement and other documents filed by the Company with the SEC at http://www.sec.gov. Free copies of the proxy statement and the Company’s other filings with the SEC may also be obtained from the respective companies. Free copies of documents filed with the SEC by the Company are available free of charge on the Company’s investor relations website at https://investors.covanta.com/.

This Event Notice is posted in accordance with various continuing disclosure agreements entered into by the Company in connection with the issuance of revenue bonds for its benefit.

October 22, 2021

2